EXHIBIT 32.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Form 10-QSB of MT Ultimate Healthcare Corp. (the "Company") for the quarterly period September 30, 2005 (the "Report"), I, MacDonald Tudeme, Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   to my knowledge, the Report fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                         /s/ MacDonald Tudeme
                         MacDonald Tudeme
                         Chief Executive Officer and Chief Financial Officer November 21, 2005